UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 4, 2006
                        (Date of earliest event reported)


                            HERITAGE WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-28277              13-4196258
(State or Other Jurisdiction of   (Commission File No.)      (IRS Employer
       Incorporation)                                     Identification No.)

                             337 Avenue de Bruxelles
                         83507 La Seyne-Sur-Mer (France)
                    (Address of Principal Executive Offices)

                              (011) (33) 494-109810
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On October 4, 2006, Heritage Worldwide, Inc. issued a press release announcing its results of operations for its fiscal year ended June 30, 2006. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Title
-----------       -----
99.1              Press release issued by Heritage Worldwide, Inc. on October 4,
                  2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HERITAGE WORLDWIDE, INC.



                                                    By:  /s/ Claude Couty
                                                         -----------------------
                                                   Name: Claude Couty
                                                  Title: Chief Financial Officer


Date: October 10, 2006

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Press release issued by Heritage Worldwide, Inc. on October 4,
                  2006.